UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPS COMMERCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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333 South Seventh Street, Suite 1000

Minneapolis, Minnesota 55402

(612) 435-9400

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MAY 18, 2020

The following Notice of Change in Location supplements and relates to the proxy statement (the “Proxy Statement”) of SPS Commerce, Inc. (the “Company”), filed with the Securities and Exchange Commission on April 6, 2020 and amended on April 13, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of Stockholders to be held on Monday, May 18, 2020. This notice is being filed with the Securities and Exchange Commission on or about May 7, 2020.

The notice should be read in conjunction with the Proxy Statement.

333 South Seventh Street, Suite 1000

Minneapolis, Minnesota 55402

(612) 435-9400

NOTICE OF CHANGE IN LOCATION OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 18, 2020

May 7, 2020

Dear Stockholders:

Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of our stockholders, team members and other meeting participants, notice is hereby given that the 2020 Annual Meeting of Stockholders of SPS Commerce, Inc. will now be held in a virtual meeting format only. You will not be able to attend the annual meeting physically in person. As previously announced, the annual meeting will still be held on Monday, May 18, 2020, at 1:00 p.m., Central Time.

Stockholders will have the same opportunities to participate in the annual meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on March 25, 2020, the record date, may participate in and vote at the Annual Meeting by accessing www.virtualshareholdermeeting.com/SPSC2020 and entering the 16-digit control number on the proxy card, Notice of Internet Availability of Proxy Materials (“Notice”) or voting instruction form previously received. Online access to the meeting will begin at 12:50 p.m. Central Time on Monday, May 18, 2020.

Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by one of the methods described in the proxy materials for the annual meeting. Stockholders who have already voted do not need to vote again. The Notice, proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.

If participants encounter any difficulties accessing the virtual meeting during the check-in or meeting time, they should call the technical support number that will be posted on the virtual meeting log-in page.

By Order of the Board of Directors,

Archie C. Black

President and Chief Executive Officer

The Annual Meeting of Stockholders on May 18, 2020 at 1:00 p.m. Central Time is available at
www.virtualshareholdermeeting.com/SPSC2020. The Proxy Statement and 2019 Annual Report are available at
www.proxyvote.com.

Contact:

Investor Relations

The Blueshirt Group

Irmina Blaszczyk

Lisa Laukkanen

SPSC@blueshirtgroup.com

415-217-4962

SPS Commerce Announces May 18, 2020 Annual Meeting of Stockholders Will Be Virtual Only

MINNEAPOLIS, May 7, 2020 — SPS Commerce, Inc. (Nasdaq: SPSC), a leader in retail cloud services, today announced that due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of its stockholders, team members and other meeting participants, the location of its upcoming 2020 Annual Meeting of Stockholders has changed and the meeting will now be an online-only event, with no live gathering at the company’s offices. The meeting will still be held on Monday, May 18, 2020 at 1:00 p.m. Central Time as previously announced.

Stockholders will have the same opportunities to participate in the annual meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on March 25, 2020, the record date, may participate in and vote at the annual meeting.

Stockholders can attend the annual meeting by accessing www.virtualshareholdermeeting.com/SPSC2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials or voting instruction form stockholders previously received. Online access to the meeting will begin at 12:50 p.m., Central Time, on Monday, May 18, 2020.

Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials. Stockholders who have already voted do not need to vote again. The notice of internet availability of proxy materials, proxy card or voting instruction form included with the proxy materials will not be updated to reflect the change in meeting location and may continue to be used to vote your shares in connection with the annual meeting.

If participants encounter any difficulties accessing the virtual meeting during the check-in or meeting time, they should call the technical support number that will be posted on the virtual meeting log-in page.

About SPS Commerce

SPS Commerce is the world’s leading retail network, connecting trading partners around the globe to optimize supply chain operations for all retail partners. We support data-driven partnerships with innovative cloud technology, customer-obsessed service and accessible experts so our customers can focus on what they do best. To date, more than 90,000 companies in retail, distribution, grocery and e-commerce have chosen SPS as their retail network. SPS has achieved 77 consecutive quarters of revenue growth and is headquartered in Minneapolis. For additional information, contact SPS at 866-245-8100 or visit www.spscommerce.com.

SPS COMMERCE, SPS, SPS logo, RETAIL UNIVERSE, 1=INFINITY logo, AS THE NETWORK GROWS, SO DOES YOUR OPPORTUNITY, INFINITE RETAIL POWER, RETAIL UNIVERSE are marks of SPS Commerce, Inc. and Registered in the U.S. Patent and Trademark Office. RSX, IN:FLUENCE, and others are further marks of SPS Commerce, Inc. These marks may be registered or otherwise protected in other countries.